                                                                    Exhibit 5(a)

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its nine separate series consisting of five investment portfolios (collectively, the "Portfolios") and four underlying funds (collectively, the "Funds"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust currently consists of nine separate series, five Portfolios which invest in four underlying Funds, each of which Portfolios and Funds operates as an open-end management investment company under the 1940 Act;

     WHEREAS, the Adviser is an investment adviser, registered as such pursuant to the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"), and is engaged in the business of rendering investment advice and investment management services as an independent contractor;

     WHEREAS, the Trust desires and has agreed to retain the Adviser to render advice and services to the Trust in connection with the management and operation of the Portfolios and the Funds pursuant to terms and conditions set forth herein; and

     WHEREAS, the Adviser desires and has agreed to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, conditions and agreements contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, mutually agree as follows:

     1. Employment. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the Portfolios and the Funds, subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"). In the event the Trust wishes to retain the Adviser to render investment advisory services to one or more additional portfolios or funds, other than the Portfolios and the Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such portfolio or fund shall become a Portfolio or Fund hereunder and be subject to this Agreement.

     2. Adviser Duties. The Adviser shall, except as otherwise provided herein, render or make available all services needed for the management and operation of the Portfolios and the Funds, and shall, as part of its duties hereunder, (i) furnish advice and recommendations with respect to the investment of the assets of the Portfolios and the Funds and the purchase and sale of the portfolio securities of the Portfolios and the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request,
(iii) furnish such office space and personnel as is needed by the Portfolios and the Funds, and (iv) in general, superintend and manage the investments of the Portfolios and the Funds, subject to the ultimate supervision and direction of the Trustees. It is agreed that the standard of care imposed upon the Adviser is to act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. In performing these duties, the Adviser:

          (a) Shall not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and shall keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Trust and the Adviser shall not disclose or use any records or information respecting the Adviser obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and shall keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Trust has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (b) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Adviser has not, to the best of the Adviser's knowledge:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (c) Shall provide to the Trust by April 1 of each calendar year a copy of the Adviser's Form ADV as amended and most recently filed with the Securities and Exchange Commission ("SEC") and a list of persons who the Adviser has authorized to give written and/or oral instructions to custodians of Trust assets for the Trust.

     3. Best Efforts. The Adviser hereby agrees to use its best judgment and efforts in rendering the advice and services with respect to the Portfolios and the Funds as contemplated by this Agreement. The Adviser further agrees to use its best efforts in the preparation of reports and information and in the management of the respective assets of the Portfolios and the Funds pursuant to this Agreement. For this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request. It is anticipated that the Adviser will, and the Adviser is authorized to retain the services of one or more Sub-Advisers to render advice and services to the Portfolios and the Funds.

     4. Independent Contractor. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Portfolios or the Funds in any way, or in any way be deemed an agent of the Trust, the Portfolios or the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive with respect to the Adviser's rendering of services, and the Adviser shall therefore be free to render similar or different services to others, provided, that its ability to render the services described herein shall not be impaired thereby.

     5. Furnishing of Information. (a) The Adviser shall from time to time furnish to the Trust detailed statements of the investments and assets of the Portfolios and the Funds. The Adviser shall provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust, the Portfolios or the Funds or as may be required by any governmental agency having jurisdiction. The Trust shall from time to time furnish to the Adviser information pertaining to the investment objectives and needs of the Portfolios and the Funds, and shall make available to the Adviser such financial reports, proxy statements, legal and other information in the possession of or available to the Trust relating to Portfolio and Fund investments, as the same may be relevant to the performance by the Adviser of its obligations hereunder. The Trust shall furnish such other information as the Adviser may reasonably request.

          (b) The Adviser has reviewed the Trust's registration statement, as amended and supplemented from time to time, filed with the SEC (the "Registration Statement") and represents and warrants that, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Adviser is required to be registered. The Adviser agrees promptly to provide written notice to the Trust of any change of ownership of the Adviser and any other matter which is disclosed in the Registration Statement and becomes untrue.

     6. Ownership of Records. The Adviser agrees that all records which it maintains for the Portfolios and the Funds shall be the property of the Portfolios and the Funds, and that it shall surrender promptly to the designated officers of the Portfolios and the Funds any such records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the SEC all records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolios and the Funds in a confidential manner. Within five (5) business days of a written request, all such records and accounts shall be made available to the accountants or auditors of the Portfolios and the Funds during regular business hours at the Adviser's offices.

     7. Relationship with Sub-Advisers. In connection with the rendering of services required under this Agreement, the Adviser has entered into agreements dated as of March 25, 1997 (the "Sub-Advisory Agreements"), with Atlanta Capital Management Company, LLC, Blairlogie Capital Management and Federated Investment Counseling (collectively, "Sub-Advisers"), pursuant to which the Sub-Advisers will render portfolio management services to the Adviser with respect to the various Portfolios and Funds, subject to the supervision of the Adviser. It is acknowledged and agreed that the Sub-Advisers will be subject to the investment restrictions as set forth in the 1940 Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended, the supervision and control of the Trustees, the specific instructions and limitations as the Trustees or the Adviser may adopt and communicate to the Sub-Advisers from time to time, and the investment objectives, policies and restrictions of the Portfolios and the Funds. In consideration for the services to be rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements, the Adviser shall be solely responsible for paying the Sub-Advisers a fee based on the daily net assets under management by the Sub-Advisers.

     8. Tender Offers. The Adviser hereby agrees that whenever the Adviser has determined that the Portfolios and the Funds should tender securities pursuant to a "tender offer solicitation," the Adviser shall designate an affiliate as the "tendering dealer," so long as such affiliate is legally permitted to act in such capacity under the federal securities laws, the rules promulgated thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that committed as of the date of this Agreement (other than normal periodic fees or payments necessary to maintain its corporate existence and its membership in the National Association of Securities Dealers, Inc.). This Agreement shall not obligate the Adviser or such affiliate to (i) act pursuant to the foregoing requirement under any circumstance in which either might reasonably believe that liability might be imposed upon it as a result of so acting, or (ii) institute legal or other proceedings to collect fees which may be considered to be due to it from others as a result of such a tender, unless the Portfolios and the Funds shall enter into an agreement with the Adviser or such affiliate to reimburse it for all expenses connected with attempting to collect such fees (including legal fees and expenses and that portion of the compensation due to their respective employees which amount is directly attributable to the time involved in attempting to collect such fees).

     9. Allocation of Costs and Expenses. The Adviser shall bear and pay the costs of rendering its services pursuant to the terms of this Agreement, including the fees paid to any Sub-Adviser which the Adviser may retain and any value added taxes due in connection therewith. The Portfolios and the Funds shall bear and pay for all other expenses of their operation, including but not limited to, organizational and offering expenses and expenses incurred in connection with the issuance and registration of shares; fees of the custodian and transfer agent; costs and expenses of pricing and calculating the daily net asset value of the shares and of maintaining the books of account required by the 1940 Act; expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee who are not affiliated with or interested persons of the Trust or the Adviser; salaries of personnel involved in placing orders for the execution of portfolio transactions; insurance premiums on property or personnel of the Portfolios and the Funds which inure to their benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing, and accounting fees; trade association dues; the Trust's portion of any Rule 24f-2 fees under the 1940 Act; fees and expenses of registering and maintaining registration of shares for sale under applicable federal securities laws; and all other charges and costs associated with the Portfolios' and the Funds' operations, plus any extraordinary and non-recurring expenses, except as otherwise prescribed herein. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Portfolios and the Funds as set forth herein and to the extent such costs or services have been reasonably rendered, (a) the Portfolios and the Funds shall promptly reimburse the Adviser for such costs and expenses, and (b) the Adviser shall be entitled to recover from the Portfolios and the Funds the actual costs incurred by the Adviser in rendering such services subject to any limitation on expenses set forth in the Registration Statement. The Portfolios, as shareholders of the underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the underlying Funds.

     10. Advisory Fees. (a) In exchange for the rendering of advice and services pursuant hereto, each Fund shall pay to the Adviser, and the Adviser shall accept as full compensation for all investment advisory services furnished or provided to the Portfolios and the Funds and as full reimbursement for all expenses assumed by the Adviser, an advisory fee as set forth in the Supplements to this Agreement.

          (b) The advisory fee shall be accrued daily by the Funds and paid to the Adviser at the end of each calendar month.

          (c) In the case of termination of this Agreement during any month, the advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

          (d) The advisory fee payable by the Funds hereunder shall be reduced to the extent that an affiliate of the Adviser has actually received cash payments of tender offer solicitation fees (less certain costs and expenses incurred in connection therewith) as referred to in Paragraph 8 hereof.

     11. Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Portfolios or the Funds to take any action contrary to (a) the Agreement and Declaration of Trust of the Trust, (b) the By-laws of the Trust, (c) the

Registration Statement or (d) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Portfolios and the Funds.

     12. Liability. (a) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolios or the Funds or to any shareholder of the Portfolios or the Funds for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolios or the Funds.

          (b) The Adviser agrees to indemnify and hold harmless, the Trust, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Trust, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Trust (collectively, "Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which (i) may be based upon any negligence or willful misconduct by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust, or any affiliated person of the Trust by the Adviser or any affiliated person of the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of Indemnified Persons deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of his or her duties or by reason of reckless disregard of obligations and duties under this Agreement.

          (c) Notwithstanding the foregoing, the Adviser agrees to reimburse the Portfolios and the Funds for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Portfolios and the Funds in connection with (i) preparation, printing and distribution of proxy statements, (ii) amendments to their Registration Statement, (iii) the holding of meetings of shareholders or Trustees, (iv) the conduct of factual investigations, and (v) any legal or administrative proceedings (including any applications for exemptions or determinations by the SEC) which the Portfolios and the Funds incur as a result of action or inaction on the part of the Adviser where the action or inaction necessitating such expenditures is (A) directly or indirectly related to any transactions or proposed transaction in the shares or control of the Adviser or its affiliates (or litigation related to any transactions or proposed transaction involving such shares or control) which shall have been undertaken without the prior express approval of the Trustees, or (B) within the sole control of the Adviser or any of its affiliates or any of their respective officers, directors, employees or shareholders. So long as this Agreement remains in effect, the Adviser shall pay to the Portfolios and the Funds the amount due for expenses subject to this Subparagraph 12(b) within thirty (30) days after a bill or statement has been received by the Portfolios and the Funds therefor. This provision shall not be deemed to be a waiver of any claim which the Portfolios and the Funds may have or may assert against the Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses, or damages the Portfolios or the Funds may hereafter incur which are not reimbursable to it hereunder.

          (d) No provision of this Agreement shall be construed to protect any Trustee or officer of any Portfolio or Fund, or any director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

          (e) The Adviser understands that the obligations of this Agreement are not personally binding upon any shareholder, Trustee, officer, employee or agent of the Portfolios or Funds, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Agreement and Declaration of Trust of the Trust disclaiming shareholder, Trustee, officer, employee and agent liability for acts or obligations of the Trust.

     13. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect with respect to any Portfolio or Fund for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually with respect to any Portfolio or Fund by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolios and the Funds, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     14. Termination. This Agreement may be terminated with respect to any Portfolio or Fund at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of such Portfolio or Fund, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. Paragraphs 2(a), 6, 12 and 21 and Section 4 of the Supplements to this Agreement (subject to the following sentence) shall survive the termination of this Agreement. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Trust's operating expenses in excess of .25% as set forth in Section 4 of the Supplements to this Agreement. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 of the Supplements to this Agreement until the end of the third year after commencement of operations of the Trust.

     15. No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

     16. Severability. The provisions of this Agreement shall be considered severable and if for any reason any provision of this Agreement which is not essential to the effectuation of the basic purpose of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     18. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings or agreements between the parties pertaining to the subject matter hereof, whether oral or written. This Agreement may only be modified or amended by mutual written agreement of the parties hereto and, as required, upon approval of a majority of the outstanding voting securities of the Fund.

     19. Definitions. For purposes of application and operation of the provisions of this Agreement, the term "majority of the outstanding voting securities" shall have the meaning as set forth in the 1940 Act.

     20. Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Providian" or any name the Adviser may use in the future, as part of the Trust's name and the names of series thereof. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Providian" or such future name.

     21. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     22. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                     PROVIDIAN SERIES TRUST,
                                     on behalf of each of its Portfolios and
                                     Funds

ATTEST:
                                     By: _______________________________________
                                            [title]



                                     PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                     By: _______________________________________
                                            [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Capital Preservation Portfolio (the "Portfolio"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust which invests in other investment series of the Trust ("Underlying Funds"); and

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolio, and the Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Portfolio shall not pay the Adviser a separate investment advisory fee for the advisory and asset allocation services provided by the Adviser pursuant to the Agreement.

     4. The Adviser shall waive the operating expenses of the Portfolio and shall limit the operating expenses of the Underlying Funds so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Portfolio's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Portfolio's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 until the end of the third year after commencement of operations of the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                      PROVIDIAN SERIES TRUST,
                                      on behalf of its Capital Preservation
                                      Portfolio

ATTEST:

                                      By: ______________________________________
                                             [title]



                                      PROVIDIAN INVESTMENT
                                      ADVISORS, INC.

ATTEST:
                                      By: ______________________________________
                                             [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its High Quality Stock Fund (the "Fund"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Fund is a separate series of the Trust; and

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Fund(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. The Fund shall pay to the Adviser an investment advisory fee for the advisory services provided by the Adviser pursuant to the Agreement. The fee, which shall accrue daily and be paid monthly, is equal to an annual rate of 0.65% of the daily net asset value of the Fund.

     4. The Adviser shall limit the operating expenses of the Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Fund's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Fund at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Fund's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in
Section 4 until the end of the third year after commencement of operations of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                      PROVIDIAN SERIES TRUST,
                                      on behalf of its High Quality Stock Fund

ATTEST:
                                      By: ______________________________________
                                             [title]

                                      PROVIDIAN INVESTMENT
                                      ADVISORS, INC.

ATTEST:
                                      By: ______________________________________
                                             [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Income Oriented Portfolio (the "Portfolio"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust which invests in other investment series of the Trust ("Underlying Funds");

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolio, and the Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Portfolio shall not pay the Adviser a separate investment advisory fee for the advisory and asset allocation services provided by the Adviser pursuant to the Agreement.

     4. The Adviser shall waive the operating expenses of the Portfolio and shall limit the operating expenses of the Underly Funds so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Portfolio's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Portfolio's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 until the end of the third year after commencement of operations of the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                     PROVIDIAN SERIES TRUST,
                                     on behalf of its Income Oriented Portfolio

ATTEST:
                                     By: _______________________________________
                                            [title]

                                     PROVIDIAN INVESTMENT
                                     ADVISORS, INC.

ATTEST:
                                     By: _______________________________________
                                            [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Growth and Income Portfolio (the "Portfolio"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust which invests in other investment series of the Trust ("Underlying Funds");

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolio, and the Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Portfolio shall not pay the Adviser a separate investment advisory fee for the advisory and asset allocation services provided by the Adviser pursuant to the Agreement.

     4. The Adviser shall waive the operating expenses of the Portfolio and shall limit the operating expenses of the Underlying Funds so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Portfolio's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Portfolio's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 until the end of the third year after commencement of operations of the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                      PROVIDIAN SERIES TRUST,
                                      on behalf of its Growth and Income
                                      Portfolio

ATTEST:

                                      By: ______________________________________
                                             [title]


                                      PROVIDIAN INVESTMENT
                                      ADVISORS, INC.

ATTEST:
                                      By: ______________________________________
                                             [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Capital Growth Portfolio (the "Portfolio"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust which invests in other investment series of the Trust ("Underlying Funds");

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolio, and the Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Portfolio shall not pay the Adviser a separate investment advisory fee for the advisory and asset allocation services provided by the Adviser pursuant to the Agreement.

     4. The Adviser shall waive the operating expenses of the Portfolio and shall limit the operating expenses of the Underlying Funds so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Portfolio's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Portfolio's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 until the end of the third year after commencement of operations of the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                     PROVIDIAN SERIES TRUST,
                                     on behalf of its Capital Growth Portfolio

ATTEST:
                                     By: _______________________________________

                                            [title]


                                     PROVIDIAN INVESTMENT
                                     ADVISORS, INC.

ATTEST:
                                     By: _______________________________________
                                            [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Maximum Appreciation Portfolio (the "Portfolio"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust which invests in other investment series of the Trust ("Underlying Funds");

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolio, and the Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Portfolio shall not pay the Adviser a separate investment advisory fee for the advisory and asset allocation services provided by the Adviser pursuant to the Agreement.

     4. The Adviser shall waive the operating expenses of the Portfolio and shall limit the operating expenses of the Underlying Funds so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Portfolio's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Portfolio's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in Section 4 until the end of the third year after commencement of operations of the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                    PROVIDIAN SERIES TRUST,
                                    on behalf of its Maximum Appreciation
                                    Portfolio

ATTEST:

                                    By: ________________________________________
                                           [title]


                                    PROVIDIAN INVESTMENT
                                    ADVISORS, INC.

ATTEST:
                                    By: ________________________________________
                                           [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Fixed Income Fund (the "Fund"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Fund is a separate series of the Trust; and

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Fund(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. The Fund shall pay to the Adviser an investment advisory fee for the advisory services provided by the Adviser pursuant to the Agreement. The fee, which shall accrue daily and be paid monthly, is equal to an annual rate of 0.65% of the daily net asset value of the Fund.

     4. The Adviser shall limit the operating expenses of the Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Fund's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Fund at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Fund's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in
Section 4 until the end of the third year after commencement of operations of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                     PROVIDIAN SERIES TRUST,
                                     on behalf of its Fixed Income Fund

ATTEST:
                                     By: _______________________________________
                                            [title]

                                     PROVIDIAN INVESTMENT
                                     ADVISORS, INC.

ATTEST:
                                     By: _______________________________________
                                            [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its International Active Fund (the "Fund"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Fund is a separate series of the Trust; and

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Fund(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. The Fund shall pay to the Adviser an investment advisory fee for the advisory services provided by the Adviser pursuant to the Agreement. The fee, which shall accrue daily and be paid monthly, is equal to an annual rate of 0.90% of the daily net asset value of the Fund.

     4. The Adviser shall limit the operating expenses of the Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Fund's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Fund at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Fund's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in
Section 4 until the end of the third year after commencement of operations of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                    PROVIDIAN SERIES TRUST,
                                    on behalf of its International Active Fund

ATTEST:
                                    By: ________________________________________
                                           [title]

                                    PROVIDIAN INVESTMENT
                                    ADVISORS, INC.

ATTEST:
                                    By: ________________________________________
                                           [title]

                    INVESTMENT ADVISORY AGREEMENT SUPPLEMENT
                    ----------------------------------------

                         Between PROVIDIAN SERIES TRUST

                                      and

                      PROVIDIAN INVESTMENT ADVISORS, INC.


     THIS INVESTMENT ADVISORY AGREEMENT SUPPLEMENT is entered into as of this 25th day of March, 1997, by and between Providian Series Trust (the "Trust"), a Massachusetts business trust, on behalf of its Money Market Fund (the "Fund"), and Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Fund is a separate series of the Trust; and

     WHEREAS, the Trust has adopted an Investment Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which the Trust has appointed the Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:

     1. As provided for in the Agreement, the Trust hereby adopts the Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Fund(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. The Fund shall pay to the Adviser an investment advisory fee for the advisory services provided by the Adviser pursuant to the Agreement. The fee, which shall accrue daily and be paid monthly, is equal to an annual rate of 0.40% of the daily net asset value of the Fund.

     4. The Adviser shall limit the operating expenses of the Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations of the Trust or (b) the termination by the Trustees or the Fund's shareholders, but not the Adviser, of the Agreement.

     5. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     6. This Supplement may be terminated with respect to the Fund at any time, without payment of any penalty, (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser, or (b) by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. In the event of a termination under subparagraph (a) above, the Adviser shall be relieved from its obligation to pay the Fund's operating expenses in excess of .25% as set forth in Section 4 above. In the event of a termination under subparagraph (b) above, the Adviser shall continue to be obligated to pay such amount as set forth in
Section 4 until the end of the third year after commencement of operations of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                     PROVIDIAN SERIES TRUST,
                                     on behalf of its Money Market Fund

ATTEST:
                                     By: _______________________________________
                                            [title]

                                     PROVIDIAN INVESTMENT
                                     ADVISORS, INC.

ATTEST:
                                     By: _______________________________________
                                            [title]